                                                              EXHIBIT 99.1

  The undersigned hereby consents to the references to the undersigned under the caption "Industry Overview" included in the Registration Statement on Form S-1 of Cyberian Outpost, Inc. and any amendment thereto.

                                          Jupiter Communications

                                                   /s/ Yvette DeBow
                                          _____________________________________
                                                       Yvette DeBow

July 6, 1998